SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or (g) of the
Securities Exchange Act of 1934



                Main Street Bancorp, Inc.
(Exact name of registrant as specified in its charter)


      Pennsylvania                                Applied For
(State of Incorporation                       (I.R.S. Employer
   or organization)                          Identification No.)


    601 Penn Street
  Reading, Pennsylvania                             19603
 (Address of principal                            (Zip Code)
  executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A.(c)(1), please check the following box.  [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class           Name of each exchange on which
     to be so registered           each class is to be registered

           None                            Not Applicable


Securities to be registered pursuant to section 12(g) of the Act:

                    Common Stock, $1.00 Par Value
                         (Title of class)

Item 1.   Description of Registrant's Securities to be
          Registered.

     The description of the Registrant's Common Stock, $1.00 par value, is incorporated herein by reference to "DESCRIPTION OF THE
HOLDING COMPANY -- Authorized Capital Stock" set forth in
Registration Statement No. 333-44697 on Form S-4 filed with the
Commission on January 22, 1998.

Item 2.   Exhibits.

          1.   Specimen Common Stock Certificate.

          2.   Articles of Incorporation of Main Street Bancorp,
               Inc. (Incorporated herein by reference to Exhibit 3.1 of Registration Statement No. 333-
               44697 on Form S-4 filed with the Commission on January 22, 1998).

          3. Bylaws of Main Street Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.2 of Registration
               Statement No. 333-44697 on Form S-4 filed with the
               Commission on January 22, 1998).

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly authorized this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              MAIN STREET BANCORP, INC.
                              (Registrant)


Date:  April 29, 1998         By/s/ Nelson R. Oswald
                                   Nelson R. Oswald,
                                   Chairman, President and Chief
                                   Executive Officer

                          EXHIBIT INDEX

NUMBER         DESCRIPTION


 1.       Specimen Common Stock Certificate.

 2.       Articles of Incorporation of Main Street Bancorp, Inc.
          (Incorporated herein by reference to Exhibit 3.1 of Registration Statement No. 333-44697 on Form S-1 filed with the Commission on January 22, 1998).

 3. Bylaws of Main Street Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.2 of Registration
          Statement No. 333-44697 on Form S-1 filed with the
          Commission on January 22, 1998).